UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  April 6, 2004
                                                 -------------------------------



MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2004-2 Mortgage Pass-Through Certificates, Series 2004-2)
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             (Exact name of registrant as specified in its charter)


         Delaware                333-106982-17              06-1204982
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     (State or other              (Commission             (IRS Employer
     jurisdiction of              File Number)          Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                     10019
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      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
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          (Former name or former address, if changed since last report)

ITEM 5. Other Events

            Item 5 of the registrant's Form 8-K attaching the Pooling and Servicing Agreement (as defined below), filed on March 11, 2004, is hereby restated in its entirety. Attached as Exhibit 4 is the correct final Pooling and Servicing Agreement. On February 26, 2004 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Adjustable Rate Mortgages Trust 2004-2 Mortgage Pass-Through Certificates, Series 2004-2, Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 3-A-1, Class M-1, Class M-2, Class M-3 and Class B certificates (the "Offered Certificates"). The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 2004, among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer and custodian, JPMorgan Chase Bank, as trustee and UBS Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Adjustable Rate Mortgages Trust 2004-2 Mortgage Pass-Through Certificates, Series 2004-2, Class X, Class R and Class LR certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, adjustable-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      4 Pooling and Servicing Agreement, dated as of February 1, 2004, among Mortgage Asset
                                          Securitization Transactions,
                                          Inc., UBS Real Estate Securities
                                          Inc., Wells Fargo Bank, N.A. and
                                          JPMorgan Chase Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.




                                   By:     /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name:  Glenn McIntyre
                                       Title: Associate Director

                                   By:     /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name:  Steve Warjanka
                                       Title: Associate Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

4                       Pooling and Servicing Agreement,                 (E)
                        dated as of February 1, 2004,
                        among Mortgage Asset
                        Securitization Transactions,
                        Inc., UBS Real Estate Securities
                        Inc., Wells Fargo Bank, N.A. and
                        JPMorgan Chase Bank.